UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2026

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 612 330-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
6.25% Junior Subordinated Notes due 2085	XELLL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 1, 2026, Xcel Energy Inc. (“Xcel Energy”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with (i) Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, CIBC World Markets Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Huntington Securities, Inc., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Nomura Securities International, Inc. (acting through BTIG, LLC as agent), RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents (in such capacity, each, a “Sales Agent” and, collectively, the “Sales Agents”), and (ii) Barclays Bank PLC, Bank of Montreal, BNP PARIBAS, The Bank of New York Mellon, Bank of America, N.A., Canadian Imperial Bank of Commerce, Citibank, N.A., Goldman Sachs & Co. LLC, Goldman Sachs International, Huntington Securities, Inc., Jefferies LLC, Jefferies Financial Services, Inc., JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Nomura Global Financial Products, Inc., Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers (in such capacity, each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”). Under the Equity Distribution Agreement, Xcel Energy may offer and sell, from time to time, shares of Xcel Energy’s common stock (par value $2.50 per share) (“Common Stock”) having an aggregate gross sales price of up to $4,300,000,000 through the Sales Agents and the Forward Sellers (as defined below).

In accordance with the terms of the Equity Distribution Agreement, Xcel Energy may issue and sell shares of Common Stock covered by the prospectus supplement described below at any time and from time to time through the Sales Agents. The Sales Agents may act as agent on Xcel Energy’s behalf or purchase shares of Common Stock from Xcel Energy as principal for their own accounts.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares of Common Stock through the Sales Agents acting as Sales Agents or directly to the Sales Agents acting as principals, Xcel Energy also may enter into forward sale agreements under separate forward sale confirmations between Xcel Energy and any Sales Agent or one or more of its affiliates or agents. These entities, when acting in such capacity, are referred to herein as “Forward Purchasers.” In connection with each forward sale agreement, the relevant Forward Purchaser (or its affiliate) will, at Xcel Energy’s request, attempt to borrow from third-party stock lenders and, through the relevant Sales Agent, sell a number of shares of Common Stock equal to the number of shares that underlie the forward sale agreement to hedge the forward sale agreement. Each of the Sales Agents, when acting as the agent for a Forward Purchaser, is referred to herein as a “Forward Seller.” Transactions contemplated by the forward sale agreements are referred to herein as “Forward Transactions.”

In a Forward Transaction under one form of forward sale agreement, referred to as an “Initially Priced Forward Transaction,” Xcel Energy may enter into one or more Initially Priced Forward Transactions with a Sales Agent or Forward Seller (or its affiliate or agent), as a Forward Purchaser, pursuant to which Xcel Energy will receive the forward sale price under the applicable forward sale agreement at the settlement of the Initially Priced Forward Transaction, subject to the price adjustment and other provisions of the forward sale agreement. The initial forward sale price per share under each forward sale agreement related to an Initially Priced Forward Transaction will equal the product of (1) an amount equal to one minus the applicable forward selling commission and (2) the volume weighted average price per share at which the borrowed shares of Common Stock are sold pursuant to the Initially Priced Forward Transaction by the relevant Forward Seller to hedge the Forward Purchaser’s exposure under the relevant Initially Priced Forward Transaction. Xcel Energy will not initially receive any proceeds from the sale of borrowed shares of Common Stock by the relevant Forward

Seller. Xcel Energy expects to receive proceeds from the sale of shares of Common Stock upon future physical settlement of the relevant Initially Priced Forward Transaction with the relevant Forward Purchaser on dates specified by Xcel Energy on or prior to the maturity date of the Initially Priced Forward Transaction. In such forward transaction, Xcel Energy expects to receive aggregate cash proceeds equal to the product of the initial forward sale price under such Forward Transaction and the number of shares of Common Stock underlying such Forward Transaction, subject to the price adjustment and other provisions of the applicable forward sale agreement. If Xcel Energy elects to cash settle or net share settle an Initially Priced Forward Transaction, Xcel Energy may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and Xcel Energy may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

In a separate Forward Transaction under another form of forward sale agreement, referred to herein as a “Collared Forward Transaction,” Xcel Energy may enter into one or more collared forward agreements (“Collared Forward Sale Agreements”) with Goldman Sachs International, one or more of the applicable other forward purchasers (except for The Bank of Nova Scotia), or one or more of their respective affiliates, each acting in its capacity as a Forward Purchaser (the “Collared Forward Purchasers”), pursuant to which Xcel Energy will agree to sell to the relevant Collared Forward Purchaser up to the number of shares of Common Stock specified in the relevant Collared Forward Sale Agreement (subject to adjustment as set forth therein) and the applicable Collared Forward Purchaser will borrow from third-party stock lenders and sell the maximum number of shares of Common Stock deliverable pursuant to the Collared Forward Transaction (the “Hedging Shares”) through the related sales agent acting as the statutory underwriter and a Forward Seller (each, a “Collared Forward Seller”) over a period of time to be agreed between Xcel Energy and the applicable Collared Forward Purchaser (an “Initial Hedging Period”), all subject to the terms of the Equity Distribution Agreement and the applicable Collared Forward Sale Agreement. Xcel Energy has been advised by each of the Collared Forward Purchasers that it expects that, on the same days during the Initial Hedging Period when the relevant Collared Forward Seller is selling a number of Hedging Shares underlying the relevant Collared Forward Transaction, the relevant Collared Forward Purchaser or its affiliates will be contemporaneously purchasing a substantial portion of such number of shares of Common Stock in the open market for its own account, as the applicable Collared Forward Purchaser expects its initial hedge position in respect of the Collared Forward Transaction to be less than the maximum number of shares of Common Stock underlying the Collared Forward Transaction. The floor price and the cap price of each Collared Forward Transaction will be determined upon completion of the Initial Hedging Period for the relevant Collared Forward Transaction by multiplying the weighted average prices at which the relevant Collared Forward Seller will have sold the Hedging Shares during the Initial Hedging Period for the Collared Forward Transaction by the floor percentage and the cap percentage, respectively. The forward sale price that Xcel Energy will receive under any Collared Forward Transaction for each share of Common Stock deliverable thereunder will be equal to a reference price determined based on the arithmetic average of volume weighted prices of the Common Stock during the applicable valuation period for the relevant Collared Forward Transaction that will run prior to the maturity date for the Collared Forward Transaction (whether the scheduled maturity date or an accelerated maturity date selected by the relevant Collared Forward Purchaser), provided that the collared forward sale price will not be less than the floor price and will not be more than the cap price, subject to adjustment under the terms of the applicable Collared Forward Sale Agreement, including reduction by an amount related to the expected dividends on our Common Stock during the term of the Collared Forward Transaction.

Xcel Energy has been advised that each Collared Forward Purchaser expects to dynamically modify its hedge positions for its own account by it (or its affiliates and/or agents) buying or selling shares of Common Stock or engaging in derivatives or other transactions with respect to shares of Common Stock from time to time during the term of a particular Collared Forward Transaction, including during the valuation period for such Collared Forward Transaction. The purchases and sales of shares of Common Stock or other hedging transactions by the relevant Collared Forward Purchaser to dynamically modify its hedge positions from time to time during the term of the relevant Collared Forward Transaction may variously have a positive, negative or neutral impact on the market price of the Common Stock, depending on market conditions at such times.

Xcel Energy will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Collared Forward Seller. On the prepayment date for a Collared Forward Transaction, which will be a date determined at the time of entering into the relevant Collared Forward Transaction occurring sometime prior to the end of the valuation period for the Collared Forward Transaction (a “Prepayment Date”), the relevant Collared Forward Purchaser will prepay to Xcel Energy an amount equal to (A) the product of (x) the number of shares underlying each component of the Collared Forward Transaction, (y) the applicable prepayment percentage and (z) the floor price for each such component minus (B) the product of (x) the number of shares underlying each component of the relevant Collared Forward Transaction and (y) the Forward Hedge Selling Commission Rate (as defined in the applicable Collared Forward Sale Agreement) minus (C) the product of (x) the number of shares underlying each component of the relevant Collared Forward Transaction and (y) $2.50, subject to adjustment under the terms of the applicable Collared Forward Sale Agreement, and Xcel Energy will issue and pledge to the Collared Forward Purchaser the maximum number of shares underlying such Collared Forward Transaction. Upon issuing and pledging the maximum number of shares underlying such Collared Forward Transaction to the relevant Collared Forward Purchaser, the applicable Collared Forward Purchaser will pay Xcel Energy an amount equal to the product of (x) the number of shares underlying each component of the relevant Collared Forward Transaction and (y) $2.50. In addition, to the extent the collared forward settlement price (which will not be more than the cap price) for the relevant Collared Forward Transaction exceeds the sum of (1) the prepayment amount for such transaction and (2) the product of (a) the number of shares underlying each component of such transaction and (b) $2.50 (subject to adjustment under the terms of the applicable Collared Forward Sale Agreement, Xcel Energy expects to receive such excess at settlement of the Collared Forward Transaction. However, Xcel Energy will, subject to certain conditions specified in the applicable Collared Forward Sale Agreement, have the right to elect to receive such excess in the form of Common Stock, instead of cash, with the number of shares to be calculated over a period of time following the settlement date of the relevant Collared Forward Transaction based on the average of the 10b-18 VWAP prices, as measured under the Collared Forward Sale Agreement, of Common Stock during that period.

In the event that the relevant Forward Purchaser or its affiliate (including the applicable Collared Forward Purchasers) is unable to borrow and deliver any shares of Common Stock for sale by the relevant Forward Seller (including the Collared Forward Sellers) under the Equity Distribution Agreement or, in its good faith judgment, it is either impracticable to borrow and deliver any such shares or it would incur a stock loan cost that is equal to or greater than a specified amount, the number of shares underlying the relevant Forward Transaction will be reduced accordingly (and possibly to zero shares) immediately upon completion of the applicable hedging period.

At the time of entry into a Forward Transaction, Xcel Energy will specify to the relevant Forward Purchaser a minimum price below which sales of any shares of Common Stock, including sales of Hedging Shares in connection with a Collared Forward Transaction, may not be made by the relevant Forward Seller and other sales parameters (including any volume limitations and an aggregate dollar amount of sales which shall not be exceeded) during the Initial Hedging Period. The relevant Forward

Seller is not required to sell any specific number or dollar amount of shares of Common Stock, but, pursuant to the Equity Distribution Agreement and subject in all regards to the terms of a particular Forward Sale Agreement, the relevant Forward Seller has agreed to use its commercially reasonable efforts, consistent with its normal trading and sales practices, to sell such shares on such terms during the Initial Hedging Period. The obligations of the relevant Forward Seller under the Equity Distribution Agreement to sell any shares are subject to a number of conditions that Xcel Energy must meet. Any sales of the shares by the relevant Forward Seller during the Initial Hedging Period may be suspended at any time, and there can be no assurance that the Forward Seller will be able to borrow any shares from any stock lenders and/or sell any shares pursuant to the Equity Distribution Agreement. Only one Sales Agent or Forward Seller (including the Collared Forward Sellers) will be permitted to conduct sales of shares of Common Stock at any given time pursuant to the Equity Distribution Agreement, and no sales of shares of Common Stock by any Sales Agents acting on Xcel Energy’s behalf, or by the Forward Sellers on behalf of the Forward Purchasers, will occur simultaneously with any sales of the Hedging Shares by any other Forward Seller on behalf of the relevant Forward Purchaser in connection with any Collared Forward Transaction, in each case, pursuant to the Equity Distribution Agreement.

The shares of Common Stock may be offered and sold in “at the market” offerings, including on the Nasdaq Stock Market LLC or otherwise, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices or by any other methods permitted by applicable law as agreed between Xcel Energy and the relevant Sales Agent or Forward Seller, as the case may be. Xcel Energy will pay each of the Sales Agents a commission not to exceed 1.00% of the sales price per share of shares sold through it as agent under the Equity Distribution Agreement. The net proceeds that Xcel Energy will receive from such sales will be the gross proceeds from such sales less the commissions and any other costs that Xcel Energy may incur in issuing the shares. In connection with each Initially Priced Forward Transaction, the relevant Forward Seller will receive a commission of up to 1.00% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable period by it as a Forward Seller, reflected in a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement. In connection with each Collared Forward Transaction, any commission will be deducted from the proceeds Xcel Energy receives on the Prepayment Date.

All of the shares of Common Stock to be offered and sold were registered pursuant to Xcel Energy’s registration statement (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) on Form S-3 (File No. 333-278797). Xcel Energy filed a prospectus supplement, dated May 1, 2026, to the prospectus, dated April 18, 2024, with the SEC in connection with the offer and sale of the shares of Common Stock.

A copy of the Equity Distribution Agreement, including the forms of confirmations relating to an Initially Priced Forward Transaction and a Collared Forward Transaction, is filed as Exhibit 1.01 hereto and is incorporated by reference herein.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

1.01	Equity Distribution Agreement, dated May 1, 2026, among Xcel Energy Inc., the Sales Agents, and the Forward Purchasers

5.01	Opinion of Amy L. Schneider as to the legality of the Shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota corporation)

By:	/s/ Todd A. Wehner
Name:	Todd A. Wehner
Title:	Vice President, Treasurer

Date: May 1, 2026